Hartford Leaders Ultra

Hartford Life Insurance Company

Separate Account Seven

File No. 333-148570

Supplement Dated May 1, 2008 to your Prospectus Dated May 1, 2008

The following changes occur in the section entitled “Section 2. Synopsis:”

The table reflecting the minimum and maximum expense ratio is deleted and replaced with the following:

	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses (5)	0.47%	7.74%

The expense information for MTB Large Cap Value Fund II, MTB Managed Allocation Fund – Conservative Growth II and MTB Managed Allocation Fund – Moderate Growth II in the Annual Fund Operating Expenses table in the section entitled “Section 2. Synopsis” is deleted and replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service (12b- 1) Fees*	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Master Fund Total Annual Operating Expenses	Net Total Annual Operating Expenses
MTB Large Cap Value Fund II	0.700%	0.250%	0.840%	0.020%	1.810%	0.790%	N/A	1.020	%(27)
MTB Managed Allocation Fund - Conservative Growth II	0.250%	0.250%	6.320%	0.920%	7.740%	6.080%	N/A	1.660	%(29)
MTB Managed Allocation Fund - Moderate Growth II	0.250%	0.250%	0.310%	1.020%	1.830%	0.070%	N/A	1.760	%(30)

The Example table in Section 2 is deleted and replaced with the following:

(1)  If you do not Surrender, your Contract Value will be:

	1 year	3 years	5 years	10 years
Core	$1,795	$3,791	$5,435	$8,915
Outlook	$1,836	$3,727	$5,230	$9,087
Plus	$1,931	$3,970	$5,709	$9,087
Access	$1,178	$3,335	$5,247	$9,108

(2)  If you do Surrender at the end of the applicable time period, your Surrender Value is:

	1 year	3 years	5 years	10 years
Core	$952	$3,039	$4,906	$8,735
Outlook	$993	$3,142	$5,050	$8,907
Plus	$993	$3,142	$5,050	$8,907
Access	$998	$3,155	$5,067	$8,928

(3)  If you annuitize at the end of the applicable time period, the amount applied will be:

	1 year	3 years	5 years	10 years
Core	$1,132	$3,219	$5,086	$8,915
Outlook	$1,173	$3,322	$5,230	$9,087
Plus	$1,173	$3,322	$5,230	$9,087
Access	$1,178	$3,335	$5,247	$9,108

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6675